DECOMMISSIONING LIABILITIES	12 Months Ended
Dec. 31, 2024
Disclosure Of Decommissioning Liabilities [Abstract]
DECOMMISSIONING LIABILITIES [Text Block]

23.  DECOMMISSIONING LIABILITIES

The Company has an obligation to undertake decommissioning, restoration, rehabilitation and environmental work when environmental disturbance is caused by the development and ongoing production of a mining operation. Movements in decommissioning liabilities during the years ended December 31, 2024 and 2023 are allocated as follows:

	San Dimas	Santa Elena	La Encantada	Jerritt Canyon	Non- Operating Properties(1)	Total
Balance at December 31, 2022	$15,423	$10,839	$11,306	$100,979	$10,470	$149,017
Movements during the year:
Change in rehabilitation provision	(2,687)	816	(634)	(3,183)	139	(5,549)
Reclamation costs incurred	-	-	-	(270)	(5)	(275)
Accretion expense	1,467	1,032	1,076	3,796	954	8,325
Foreign exchange gain	-	-	-	-	46	46
Balance at December 31, 2023	$14,203	$12,687	$11,748	$101,322	$11,604	$151,564
Movements during the year:
Change in rehabilitation provision	(2,346)	(1,302)	(1,362)	6,165	(2,159)	(1,004)
Reclamation costs incurred	-	(387)	(140)	(480)	(96)	(1,103)
Accretion expense	1,372	1,228	1,136	4,798	1,076	9,610
Balance at December 31, 2024	$13,229	$12,226	$11,382	$111,805	$10,425	$159,067

(1) Non-operating properties include the San Martin, Del Toro, La Parrilla and La Guitarra mines, along with the La Luz project. La Guitarra and La Parrilla were classified as assets held-for-sale up to the date of disposition on March 29, 2023 and August 14, 2023, respectively. As of December 31, 2024, the assets and liabilities have been derecognized (Note 14).

A provision for decommissioning liabilities is estimated based on current regulatory requirements and is recognized at the present value of such costs. The expected timing of cash flows in respect of the provision is based on the estimated life of the  Company's mining operations. The discount rate for Mexico is 10.6% (2023 - 9.7%), while the inflation rate used is based on long-term expected inflation rate of 3.7% (2023 - 3.6%).

At the Jerritt Canyon Gold Mine, the discount rate used is 4.6% (2023 - 4.7%), while the inflation rate is based on the long-term expected inflation rate of 2.2% in the U.S (2023 - 2.4%).

The present value of reclamation liabilities may be subject to change based on changes to cost estimates, remediation technologies or applicable laws and regulations. Changes in decommissioning liabilities are recorded against mining interests.

At December 31, 2024, the reclamation and closure cost obligation for the Jerritt Canyon Gold Mine totaled $111.8 million. This obligation is secured through $82.4 million in surety bonds held with the NDEP and the USFS, with $35.4 million in letters of credit as collateral for these bonds, to support various reclamation obligation bonding requirements (Note 19).

Additionally, on November 2, 2021, the Company executed an agreement with the NDEP relating to funds required to establish a trust agreement to cover post-closure water treatment cost at Jerritt Canyon. The amounts were funded into a trust on October 31, 2022 which are included in the decommissioning liabilities provision with a total of $19.3 million being currently held in this account.